Long-term investments	12 Months Ended
Dec. 31, 2021
Long-term investments
Long-term investments

10. Long-term investments

During the year ended December 31, 2017, the Group invested RMB15,000,000 in cash for 10% of the equity interest in a private company which mainly operates computer services, advisory and car leasing & financing. The significant influence can be given by the Group as the Group has its representation on the board and thus equity method was applied. As the investee was unable to sustain an earnings capacity that would justify the carrying amount of the investment, the Group fully impaired the investment amounting to RMB12,538,280 and considered that such impairment is other than temporary in 2019.

In 2017, the Group also invested RMB40,000,000 in cash of equity interests through nominee arrangement where the Group obtained all shareholder rights associated with the 40% equity holdings through contractual agreements with the nominal shareholder as the Group currently does not meet certain regulatory requirements to directly invest in such investee company. As the Group has significant influence over the private entity through its representation on the board, the investment was accounted for using the equity method. As of the date of this report, the investee company is in the winding up process and the Group has collected its capital contribution of RMB40,000,000 from the investee company.

During the year ended December 31, 2018, the Group invested RMB225,000,000 in cash for 15% equity interest of a Jiangxi Ruijing Financial Asset Management Co., Ltd. (‘‘Jiangxi Ruijing’’), a PRC based asset management company through a nominee arrangement where the Group obtained all shareholder rights associated with the 15% equity holdings through contractual agreements with the nominal shareholder. Given that the Group has the ability to significantly influence Jiangxi Ruijing, the equity method of accounting was used.

During the year ended December 31, 2020, the Group invested RMB3,500,000 in cash for 20% equity interest of a PRC based digital system service company, whereas the Group obtained less than 17% of the voting power of the investee. Given that the Group does not have the ability to exercise significant influence over investments, the cost method of accounting was used.

During the year ended December 31, 2021, the Group invested RMB315,000,000 in cash for 45% equity interest of Shenyang Tianxinhao Technology Limited, a PRC based software and information technology services company. The significant influence can be given by the Group as the Group has its representation on the board and thus equity method was applied.

There are no differences between the amount at which these long-term investments were carried and the amount of the underlying equities in net assets.

The following table presents the summary combined financial information for the investee companies as of and for the years ended December 31, 2020 and 2021.

	As of December 31,	As of December 31,
	2020	2021	2021
	RMB	RMB	US$
Assets:
Cash and cash equivalents	1,090,349,265	327,483,767	51,389,349
Financial investments	3,361,800,611	4,291,549,384	673,437,747
Prepaid expenses and other current assets, net	90,141,356	1,331,030,237	208,867,690
Long-term investments	—	538,864,786	84,559,644
Other non-current assets	18,428,513	29,069,461	4,561,633
Total assets	4,560,719,745	6,517,997,635	1,022,816,063
Liabilities:
Short-term borrowings	118,754,431	136,611,562	21,437,335
Accrued expenses and other current liabilities	742,087,584	742,552,522	116,522,694
Long-term borrowings	1,937,000,000	2,611,819,014	409,851,397
Other non-current liabilities	86,280	5,738,967	900,569
Total liabilities	2,797,928,295	3,496,722,065	548,711,995

	Year ended
	December 31,	Year ended December 31,
	2020	2021	2021
	RMB	RMB	US$
Net revenues	115,828,103	315,420,375	49,496,340
Net income	72,275,985	123,545,201	19,386,938